Exhibit 99.1

AGREEMENT, JOINDER, AMENDMENT TO FORBEARANCE AGREEMENT, AND AMENDMENT NO. 11 TO CREDIT AGREEMENT

This Agreement, Joinder, Amendment to Forbearance Agreement, and Amendment No. 11 to Credit Agreement (this “Agreement”) dated as of April 27, 2021, is among Abraxas Petroleum Corporation, a Nevada corporation (the “Borrower”), the undersigned Guarantors (the “Guarantors”), the undersigned Lenders (as defined below), the undersigned Swap Counterparties (as defined in the Credit Agreement), and Société Générale, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender.

INTRODUCTION

A.         The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Third Amended and Restated Credit Agreement dated as of June 11, 2014, as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of September 22, 2014, Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of April 20, 2016, Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of May 16, 2017, Amendment No. 4 to Third Amended and Restated Credit Agreement dated as of January 10, 2018, Amendment No. 5 to Third Amended and Restated Credit Agreement dated as of March 29, 2018, Amendment No. 6 and Master Assignment and Acceptance Agreement to Third Amended and Restated Credit Agreement dated as of September 17, 2018, Waiver to Credit Agreement dated as of March 11, 2019, Amendment No. 7 to Third Amended and Restated Credit Agreement dated as of March 29, 2019, Amendment No. 8 to Third Amended and Restated Credit Agreement dated as of August 30, 2019, and Master Assignment and Acceptance Agreement, Waiver, Amendment No. 9 to Third Amended and Restated Credit Agreement dated as of November 13, 2019, and Waiver and Amendment No. 10 to Credit Agreement dated as of June 25, 2020 (as so amended and as further amended, supplemented or otherwise modified, the “Credit Agreement”).

B.         Reference is made to that certain Forbearance Agreement dated as of March 31, 2021 among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent (the “Forbearance Agreement”), pursuant to which the Lenders party thereto agreed to temporarily forbear from exercising certain remedies against the Borrower and the other Loan Parties with respect to the Specified Events of Default (as defined in the Forbearance Agreement).

C.         Reference is further made to that certain Third Amended and Restated Guaranty Agreement made by the Guarantors in favor of the Administrative Agent dated as of June 11, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty”).

D.         Reference is further made to (i) the ISDA Master Agreement dated as of June 21, 2007, between the Borrower and Société Générale (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “SG Hedge Contract”), (ii) the ISDA Master Agreement dated as of January 4, 2017, between the Borrower and Associated Bank, National Association (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “AB Hedge Contract”), (iii) the ISDA Master Agreement dated as of April 17, 2019, between the Borrower and East West Bank (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “EWB Hedge Contract”), and (iv) the ISDA Master Agreement dated as of December 2, 2019, between the Borrower and Morgan Stanley Capital Group Inc. (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “MS Hedge Contract” and, together with the SG Hedge Contract, the AB Hedge Contract, and the EWB Hedge Contract, collectively, the “Specified Hedge Contracts” and, individually, each a “Specified Hedge Contract”).

E.         The Borrower has requested, and the Administrative Agent, the undersigned Lenders, and the undersigned Swap Counterparties have agreed, subject to the terms and conditions set forth herein, to (i) amend the definition of Specified Events of Default (as defined in the Forbearance Agreement), (ii) extend the temporary forbearance period under the Forbearance Agreement, (iii) amend certain other terms of the Forbearance Agreement, (iv) join the undersigned Additional Lender Parties (as defined below) as parties to the Forbearance Agreement as amended by this Agreement, and (v) amend certain terms of the Credit Agreement.

F.         The Borrower and the Guarantors wish to reaffirm their guarantees of and Liens supporting the Obligations.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the undersigned Lenders, and the undersigned Swap Counterparties hereby agree as follows:

Section 1.    Definitions; References. All capitalized terms not otherwise defined in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2.    Amendments to Forbearance Agreement.

(a)    Recital C of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

The following Events of Default have occurred and are continuing or are reasonably likely to occur (collectively, the “Specified Events of Default”):

(1)         Events of Default (the “Specified RBL Events of Default”) under (a) Section 7.01(c)(i) of the Credit Agreement as a result of (i) the Borrower’s failure to deliver audited financial statements without a “going concern” or like qualification for the fiscal year ended December 31, 2020 (the “2020 Audited Financials”) not later than 90 days after the end of such fiscal year in violation of Section 5.06(a) of the Credit Agreement, (ii) the Borrower’s failure to comply with Section 6.20 of the Credit Agreement for the fiscal quarter ended December 31, 2020, (iii) the Borrower’s failure to promptly notify the Administrative Agent and the Lenders of the termination of Hydrocarbon Hedge Agreements under Section 5.06(e) of the Credit Agreement, and (b) Section 7.01(c)(iii) of the Credit Agreement as a result of the Borrower’s or any Subsidiary’s failure to comply with Section 5.13 of the Credit Agreement, which such failure has remained unremedied for 30 days, with respect to each of the following deposit accounts (collectively, the “Specified Accounts”): (i) deposit account number 1111069819, (ii) deposit account number 1111069793, (iii) deposit account number 5100004240, (iv) deposit account number 1111069835, and (v) deposit account number 1111069827, in each case, maintained with Texas Capital Bank, N.A.;

(2) Events of Default (the “Specified Term Loan Cross-Defaults”) under (a) Section 7.01(d)(i) as a result of the acceleration of the outstanding obligations under the Senior Secured Term Loan Agreement and the Borrower’s failure to repay the obligations under the Senior Secured Term Loan Agreement when due, and (b) Section 7.01(d)(ii) of the Credit Agreement as a result of (a) the Borrower’s failure to deliver the 2020 Audited Financials without a “going concern” or like qualification not later than 105 days after the end of such fiscal year in violation of Section 8.06(a) of the Senior Secured Term Loan Agreement, (b) the Borrower’s or any Subsidiary’s failure to maintain an account control agreement in respect of each of the Specified Accounts in violation of Section 8.11 of the Senior Secured Term Loan Agreement, or (c) an “Event of Default” (as defined in the Senior Secured Term Loan Agreement) under Section 10.01(d) of the Senior Secured Term Loan Agreement as a result of a Specified RBL Event of Default, a Specified Hedge Cross-Default, or an event of default or termination event under, or any termination of, any Specified Hedge Contract or any termination of any transaction under any Specified Hedge Contract);

(3) Events of Default (the “Specified Hedge Cross-Defaults”) under Section 7.01(d)(ii) of the Credit Agreement as a result of (a) the Borrower’s or any Loan Party’s failure to deliver the 2020 Audited Financials without a “going concern” or like qualification by the date specified for such delivery in any applicable Specified Hedge Contract, (b) the Borrower’s or any Loan Party’s failure to comply with any leverage ratio for the fiscal quarter ended December 31, 2020 required to be maintained under any applicable Specified Hedge Contract, (c) the Borrower’s or any Subsidiary’s failure to comply with the requirement to maintain account control agreements in respect of the Specified Accounts under any applicable Specified Hedge Contract, or (d) any cross-default or cross-termination event under such Specified Hedge Contract caused by or corresponding to a Specified RBL Event of Default or a Specified Term Loan Cross-Default; and

(4) events of default or termination events under any Specified Hedge Contract (the “Specified Hedge Defaults”).

(b)    Section 2(a) of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

(a)         Each Loan Party acknowledges and agrees that (i) each of the Specified Events of Default constitutes an Event of Default that has occurred or is reasonably likely to occur during the Forbearance Period (as defined below), as applicable, (ii) none of the Specified Events of Default has been cured as of the date hereof, and (iii) except for the Specified Events of Default, no other Events of Default have occurred and are continuing as of the date hereof, or are reasonably expected to occur during the period of time starting from the Effective Date until the Forbearance Termination Date (as defined below) (such period of time being referred to herein as the “Forbearance Period”).

(c)    The first paragraph of Section 2(b) of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

(b)         Except as specified in the immediately succeeding sentence, the Administrative Agent, the Lenders, and the Swap Counterparties hereby agree, subject to the terms of this Agreement, to forbear from exercising any of the following rights and remedies arising solely as a result of the Specified Events of Default (or similar defaults or related cross-defaults under Lender Hedging Obligations (and the related Specified Hedge Contracts)) until the date (the “Forbearance Termination Date”) that is the earlier to occur of (i) 5:00 p.m. (New York time) on May 6, 2021, and (ii) the date of the occurrence of a Forbearance Termination Event (as defined below): (A) rights to declare all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under the Credit Agreement, the Notes, the other Loan Documents to be due and payable under Article VII of the Credit Agreement and under the Specified Hedge Contracts to be due and payable (other than (1) the automatic acceleration that would occur under Article VII of the Credit Agreement in the case of an Event of Default under Section 7.01(e) of the Credit Agreement and (2) the termination of (but not any enforcement action or litigation in connection with, or actions to collect amounts owing under) any of the Specified Hedge Contracts or any transactions under any of the Specified Hedge Contracts (provided, that a Swap Counterparty may demand payment of the close-out amount either under any swap termination agreement with the Borrower or any calculation notice required to be delivered in accordance with the terms of the applicable Specified Hedge Contract), (B) rights to demand deposit with the Administrative Agent into the Cash Collateral Account an amount equal to 105% of the Letter of Credit Exposure as security for the Obligations, (C) rights to proceed to enforce its rights and remedies under the Security Instruments, the Guaranties, and any other Loan Documents (other than, in any case, after the occurrence of an automatic acceleration under Article VII of the Credit Agreement in the case of an Event of Default under Section 7.01(e) of the Credit Agreement), and (D) rights to file an involuntary bankruptcy petition against any Loan Party. Notwithstanding anything herein to the contrary, nothing herein shall prevent the Administrative Agent (x) from charging interest with an increased Applicable Margin which accrues automatically upon the occurrence of any Event of Default or (y) exercising any other rights or remedies resulting from the Specified Events of Default. For the avoidance of doubt, each Lender and each Swap Counterparty hereby agrees until the Forbearance Termination Date not to exercise any rights and remedies it may have against the Loan Parties (other than the termination of (but not any enforcement action or litigation in connection with, or actions to collect amounts owing under) any Specified Hedge Contract) that may arise as a result of the Specified Events of Default triggering a breach or other default or the occurrence of any similar defaults to the Specified Events of Default under any other agreement that a Loan Party may have with such Lender or such Swap Counterparty.

(d)    The definition of “Forbearance Termination Event” set forth in Section 2(b) of the Forbearance Agreement is hereby amended by restating clause (iii) thereof to read as follows:

(iii) the exercise by any creditor or holder of Debt of any Loan Party of any right or remedy available to it in connection with any default under the documents governing such Debt resulting in, or giving such creditor or holder the right to initiate, (A) any foreclosure or enforcement action against any Collateral or (B) acceleration of such Debt, including without limitation any enforcement action or litigation in connection with, or actions to collect amounts owing under, any Specified Hedge Contract of any Loan Party by any applicable swap counterparty and any amounts becoming due and payable by the Borrower or any of its Subsidiaries to such swap counterparty in respect of such termination; provided that neither the termination of any Specified Hedge Contract or any transaction thereunder nor the acceleration of the obligations under the Senior Secured Term Loan Agreement shall be a “Forbearance Termination Event” so long as (x) no payment is made by the Borrower or any of its Subsidiaries in respect of such Specified Hedge Contract (other than monthly hedge settlement payments in the ordinary course of business and interest payments required under Section 8(c)(ii) of this Agreement) or the Senior Secured Term Loan Agreement and (y) no lender or agent under the Senior Secured Term Loan Agreement, none of the Swap Counterparties, or any of their respective Affiliates takes any action to enforce any right of payment under, engage in any litigation regarding, or otherwise take action to collect amounts owing under, the Senior Secured Term Loan Agreement or such Specified Hedge Contract;

Section 3.    Joinder. Each Lender and Swap Counterparty that was not a party to the Forbearance Agreement but that has executed this Agreement (each an “Additional Lender Party”) (a) acknowledges receipt of the Forbearance Agreement, (b) acknowledges that it has, independently and without any reliance upon the Administrative Agent, any other Lender or Swap Counterparty, or any of their respective affiliates or any of their respective officers, directors, employees, agents, advisors or representatives, made its own credit analysis and decision to enter into this Agreement, (c) has received such other documents and information as it deems appropriate to make such credit analysis and decision, and (d) shall be bound by the terms of the Forbearance Agreement as amended by this Agreement as a party thereto in all respects. Each party to this Agreement agrees that each Additional Lender Party shall be deemed a party to such Forbearance Agreement as modified by this Agreement.

Section 4.    Amendments to Credit Agreement.

(a)    Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating the definition of “Excluded Accounts” in its entirety as follows:

“Excluded Accounts” means, collectively, (a) accounts held at PlainsCapital Bank (or successor bank) holding certificates of deposit supporting letters of credit in an aggregate amount not to exceed at any time the undrawn face amount of such letters of credit, and provided (x) such letters of credit are permitted under Section 6.02(g) and (y) a Lien on such accounts or the amounts held therein is permitted under Section 6.01(k), (b) one or more petty cash operating accounts held at PlainsCapital Bank (or successor bank) in an aggregate amount not to exceed $50,000 at any time, (c) deposit accounts exclusively used in the ordinary course of business for payroll, payroll taxes, and other employee wage and benefit payments, and (d) operator suspense accounts relating to oil and gas production to satisfy royalty and working interest obligations owed to third parties used solely for such purposes in the ordinary course of business.

(b)    Section 5.13 (Deposit Accounts; Security Accounts) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“The Borrower will, and will cause each of its Subsidiaries to, provide electronic access (on a view only basis) to all deposit and other bank accounts described under clause (d) of the definition of “Excluded Accounts” herein and maintained by such Borrower or such Subsidiary.”

(c)    Clause (q) of Section 6.02 (Debts, Guaranties, and Other Obligations) is hereby deleted and replaced with “[reserved]”.

(d)    Clause (vii) of Section 6.04(b) (Merger or Consolidation; Asset Sales) is hereby deleted in its entirety.

(e)    Section 6.07 (Affiliate Transactions) is hereby amended by deleting the following therefrom: “unless such transaction or series of transactions is on terms no less favorable to the Borrower or the Subsidiary, as applicable, than those that could be obtained in a comparable arm’s length transaction with a Person that is not such an Affiliate”.

(f)    Section 9.04 (Costs and Expenses) is amended by replacing “thirty (30) days” with “five (5) Business Days”.

Section 5.    Reaffirmation of Liens and Guaranty. Each of the Borrower and each Guarantor (i) is party to certain Security Instruments securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that according to their terms the Security Instruments will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Instruments are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent, the Lenders, and the Swap Counterparties that:

(a)    the representations and warranties set forth in the Credit Agreement, the Guaranties and in the other Loan Documents (other than Section 4.14(b) of the Credit Agreement or any other representation and warranty relating solely to the existence of a Default or Event of Default that is untrue due to the existence of the Specified Events of Default) are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited liability company or other power and authority of the Borrower or such Guarantor, as applicable, and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower or such Guarantor, as applicable, enforceable against the Borrower or such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)    as of the effectiveness of this Agreement and after giving effect hereto, no Default or Event of Default (other than the Specified Events of Default) has occurred and is continuing.

Section 7.    Effectiveness. This Agreement shall become effective and enforceable against the parties hereto, upon the occurrence of the following conditions precedent (such date being the “Effective Date”):

(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Required Lenders.

(b)    The representations and warranties in this Agreement shall be true and correct before and after giving effect to this Agreement (other than Section 4.14(b) of the Credit Agreement or any other representation and warranty relating solely to the existence of a Default or Event of Default that is untrue due to the existence of the Specified Events of Default).

(c)    No Default or Event of Default (other than the Specified Events of Default) shall have occurred and be continuing.

(d)    No event that would constitute a Forbearance Termination Event (as such term is amended hereby) shall have occurred and be continuing as of the Effective Date.

(e)    The Administrative Agent shall have received a fully executed account control agreement, or an amendment to an existing account control agreement, in favor of the Administrative Agent and in form and substance satisfactory to the Administrative Agent, with respect to all deposit accounts, commodities accounts, or securities accounts held by the Borrower or any Subsidiary of the Borrower, other than Excluded Accounts.

(f)    The Administrative Agent shall have received a copy of the fully executed engagement letter between the Borrower and Petrie Partners;

(g)    (i) the Administrative Agent shall have received a copy of a fully executed amendment and forbearance agreement dated as of the date hereof with respect to the Senior Secured Term Loan Agreement among the Borrower, the other Loan Parties, the lenders party to the Senior Secured Term Loan Agreement, and Angelo Gordon Energy Servicer, LLC, as administrative agent, which shall (A) temporarily forbear all defaults caused by or corresponding to the Specified Events of Default under and pursuant to the Senior Secured Term Loan Agreement, including any cross-defaults, until a date no earlier than 5:00 p.m. (New York time) on May 6, 2021, (B) amend the Senior Secured Term Loan Agreement in a manner that corresponds to the amendments hereunder to the Credit Agreement, and (C) otherwise be in a form satisfactory to the Administrative Agent (the “Second Lien Forbearance”) and (ii) the Second Lien Forbearance shall be effective or shall become effective on the Effective Date substantially simultaneously with this Agreement.

(h)    The Administrative Agent shall have received such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection herewith.

(i)    The Borrower shall have paid (i) all costs, expenses, and fees which have been invoiced and are required to be reimbursed by the Borrower pursuant to Section 9.04 of the Credit Agreement or any other written agreement (regardless of whether demand therefor has been made), and (ii) all costs, expenses and fees of the Administrative Agent incurred in connection with the preparation, negotiation and delivery of this Agreement.

Section 8.    Acknowledgments and Agreements.

(a)    Cooperation. The Borrower hereby covenants and agrees that it shall and shall cause each of its Subsidiaries, and shall use commercially reasonable efforts to cause each of their respective officers, directors, employees and advisors to (i) cooperate fully with RPA, financial advisor to the Administrative Agent, in connection with RPA’s review, analysis, and evaluation of the Borrower’s and its Subsidiaries’ financial affairs, finances, financial conditions, business, and operations (including historical financial information and projections) and (ii) cooperate fully with the Administrative Agent, the Lenders, the Swap Counterparties, and their respective designees in furnishing information reasonably available to the Borrower and its Subsidiaries as and when requested by the Administrative Agent, the Lenders, the Swap Counterparties, and their respective designees, including, without limitation, the Borrower’s and its Subsidiaries’ financial affairs, finances, financial condition, business, and operations.

(b)    Requested Information. At the reasonable request of the Administrative Agent, the Lenders, the Swap Counterparties, and their respective designees, subject to privilege and other confidentiality requirements, the Borrower hereby agrees that it shall use its commercially reasonable efforts to cause the chief executive officer, the chief financial officer, and such other officers, directors, employees, and advisors of the Borrower to make themselves available to discuss any matters regarding the Borrower’s or any Subsidiary’s financial affairs, finances, financial condition, business, and operations, all upon reasonable notice during normal business hours to fully disclose to the Administrative Agent, the Lenders, the Swap Counterparties, and their respective designees all information reasonably requested by the Administrative Agent, the Lenders, the Swap Counterparties, and their respective designees regarding the foregoing.

(c)    Default Interest; Specified Hedge Contracts.

(i)    Each Loan Party acknowledges and agrees that during such time as any Event of Default exists, the outstanding principal amount of the Advances shall bear interest at the rate then applicable to such Advances pursuant to the Credit Agreement, plus 3%, as set forth in clause (a) of the definition of “Applicable Margin” (such incremental 3% amount, the “Default Amount”). The Administrative Agent reaffirms to each Loan Party that the Applicable Margin with respect to interest charged under the Loan Documents was increased by the Default Amount on March 31, 2021, in accordance with clause (a) of the definition of “Applicable Margin”;

(ii)     Each Loan Party acknowledges and agrees that, notwithstanding anything to the contrary in the Credit Agreement or any Specified Hedge Contract:

(1)    whether or not this Agreement terminates or expires or is modified without the consent of any Swap Counterparty, all unpaid termination amounts in respect of any Specified Hedge Contract (including, without limitation, all amounts payable by the Borrower to a Swap Counterparty resulting from any consensual termination or unwind of transactions under any Specified Hedge Contract) (such amounts, the “Swap Termination Amounts”) shall bear interest at a rate equal to the interest rate applicable to Reference Rate Advances under the Credit Agreement plus, during the continuation of any Event of Default, the Default Amount (such all-in interest rate, the “Hedge Termination Rate”) in replacement of any applicable rate of interest set forth in any Specified Hedge Contract with respect to such unpaid termination amounts (such rate interest set forth in a Specified Hedge Contract, the “Hedge Contract Rate”);

(2)    interest on the Swap Termination Amounts shall be deemed to have accrued at the Hedge Termination Rate commencing on the date that the transactions under the applicable Specified Hedge Contract were terminated or unwound;

(3)    accrued and unpaid interest on the respective Swap Terminations Amounts shall be paid as follows: (i) a portion of the accrued and unpaid interest in an amount equal to the interest that would have accrued on such amounts at the applicable Hedge Contract Rate shall be payable quarterly in arrears on the last day of each March, June, September, and December and on the date the applicable Swap Termination Amount shall be paid in full, and (ii) all remaining portions of the accrued and unpaid interest on the Swap Termination Amounts shall be due and payable on the earliest of the Maturity Date, the repayment in full of the Obligations, the date of any acceleration of the maturity of the Obligations under Section 7.02 or Section 7.03 of the Credit Agreement, and any date on which any monies received by the Administrative Agent pursuant to the exercise of any rights or remedies, or otherwise, under any Security Instrument or any other agreement with the Borrower, any Guarantor or any of their respective Subsidiaries which secures any of the Obligations are applied by Administrative Agent to the Obligations under Section 7.06 of the Credit Agreement;

(4)    all payments of accrued and unpaid interest under this Section 8(c)(ii) shall be paid by the Borrower to the Administrative Agent on the payment dates therefor for further distribution to the applicable Swap Counterparty (and, for the avoidance of doubt, all such accrued and unpaid interest shall constitute Lender Hedging Obligations);

(5)    (x) as of the Effective Date, the Close-out Amount (as defined in the Specified Hedge Contract between the Borrower and Morgan Stanley dated December 2, 2019 (the “MS Hedge Contract”)) in respect of the MS Hedge Contract is $9,093,674.65 (the “MS Close-out Amount”), (y) in addition to the MS Close-out Amount, in connection with the termination of the MS Hedge Contract or any transaction thereunder, the Borrower may be obligated to pay amounts pursuant to Section 9(h)(ii)(2) of the MS Hedge Contract and shall be obligated to pay other interest in respect of amounts owing under the MS Hedge Contract (other than the MS Close-out Amount) and expenses under Section 11 of the MS Hedge Contract and (z) Morgan Stanley reserves the right to make any and all claims that it may now have or may have in the future against the Borrower, including without limitation claims for interest, additional attorney’s fees and disbursements and other expenses arising or accruing on or after the date hereof;

(6)    (x) as of the Effective Date, the Termination Amount (as defined in that certain letter agreement between the Borrower and Société Générale dated April 15, 2021) in respect of the termination of the transactions under the Specified Swap Contract between the Borrower and Société Générale dated June 21, 2007 (the “SG Hedge Contract”) is $740,000 (the “SG Close-out Amount”), (y) in addition to the SG Close-out Amount, in connection with the termination of the SG Hedge Contract or any transaction thereunder, the Borrower may be obligated to pay amounts pursuant to Section 9(h)(ii)(2) of the SG Hedge Contract and shall be obligated to pay other interest in respect of amounts owing under the SG Hedge Contract (other than the SG Close-out Amount) and expenses under Section 11 of the SG Hedge Contract and (z) Société Générale reserves the right to make any and all claims that it may now have or may have in the future against the Borrower, including without limitation claims for interest, additional attorney’s fees and disbursements and other expenses arising or accruing on or after the date hereof; and

(7)    (x) as of the Effective Date, the aggregate amount owed by the Borrower to Associated Bank in respect of the termination of the transactions under the Specified Swap Contract between the Borrower and Associated Bank dated (the “Associated Hedge Contract”) is $110,000 (the “Associated Close-out Amount”), (y) in addition to the Associated Close-out Amount, in connection with the termination of the Associated Hedge Contract or any transaction thereunder, the Borrower may be obligated to pay amounts pursuant to Section 9(h)(ii)(2) of the Associated Hedge Contract and shall be obligated to pay other interest in respect of amounts owing under the Associated Hedge Contract (other than the Associated Close-out Amount) and expenses under Section 11 of the Associated Hedge Contract and (z) Associated Bank reserves the right to make any and all claims that it may now have or may have in the future against the Borrower, including without limitation claims for interest, additional attorney’s fees and disbursements and other expenses arising or accruing on or after the date hereof;

The Loan Parties acknowledge and agree that this Section 8(c)(ii) shall survive the expiration or termination of the Forbearance Agreement, as amended hereby.

On the Effective Date, each Swap Counterparty shall notify the Administrative Agent in writing of the Hedge Contract Rate applicable to the Swap Termination Amount payable to such Swap Counterparty together with such supporting materials as reasonably requested by the Administrative Agent.

Notwithstanding anything to the contrary in this Agreement, the terms and conditions of this Section 8(c)(ii), including, without limitation, any application of the Hedge Termination Rate, the payment terms for accrued and unpaid interest on Swap Termination Amounts and the acknowledgements, in each case, as set forth above, shall only apply with respect to the Swap Termination Amounts payable to, and the Specified Hedge Contracts entered into by, those Swap Counterparties that have executed and delivered to the Administrative Agent a counterpart to this Agreement by no later than 5:00 p.m., New York time, on April 23, 2021.

(iii)  The Administrative Agent hereby acknowledges that it has been notified that (x) the MS Close-out Amount is $9,093,674.65, (y) the SG Close-out Amount is $740,000 and (z) the Associated Close-out Amount is $110,000.

(d)    Obligations. Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms (including the accrual of the interest at the rate set forth in clause (d) above), and each Loan Party waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Obligations. Each Loan Party does hereby adopt, ratify, and confirm the Forbearance Agreement, as amended hereby, and acknowledges and agrees that each of the Credit Agreement, as amended hereby, and the Forbearance Agreement, as amended hereby, is and remains in full force and effect, and each Loan Party acknowledges and agrees that its respective liabilities and obligations under the Forbearance Agreement, as amended hereby, Credit Agreement, as amended hereby, the Guaranty and the Security Instruments are not impaired in any respect by this Agreement.

(e)    Professional Advisors. Administrative Agent has engaged and retained (i) Luskin, Stern & Eisler LLP and Bracewell LLP as legal counsel and (ii) RPA as financial advisor, and Borrower expressly agrees to reimburse Administrative Agent for all fees, costs and expenses incurred by Administrative Agent whether before or after the date hereof as a result of such engagements as provided in Section 9.04 of the Credit Agreement (as amended hereby).

(f)    Other Defaults; Strict Performance; Course of Dealing. The description of the Specified Events of Default in the Forbearance Agreement, as amended hereby, is based upon the information provided to the Lenders and Swap Counterparties on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders or Swap Counterparties to give notice to any Loan Party of any such other Defaults, Events of Default, or termination events is not intended to be nor shall be a waiver thereof. Each Loan Party hereby agrees and acknowledges that (i) the Secured Parties require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Forbearance Agreement, as amended hereby (including without limitation with respect to each of the Forbearance Termination Events), the Credit Agreement, as amended hereby, and the other Loan Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by any Secured Party regarding any Default or Event of Default (including, but not limited to, the Specified Events of Default) is intended to be or shall be a waiver thereof, and (ii) the Loan Parties shall remain bound by the terms and conditions of the Forbearance Agreement, as amended hereby (including without limitation with respect to each of the Forbearance Termination Events), in all respects. Each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Secured Party in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

(g)    Reservation of Rights. For the avoidance of doubt, each Loan Party hereby also agrees and acknowledges that the forbearance provided under the Forbearance Agreement, as amended by Section 2 above, shall not operate as a waiver of or otherwise prejudice any of the rights and remedies of the Administrative Agent, the Lenders, and the Swap Counterparties as to the Specified Events of Default or otherwise, other than as expressly provided in the Forbearance Agreement, as amended by Section 2 above. The Administrative Agent, the Lenders, and the Swap Counterparties hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default or termination event under any of the Loan Documents or any of the Specified Hedge Contracts, including but not limited to, the Specified Events of Default, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents or any of the Specified Hedge Contracts, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents or any rights or remedies of any Swap Counterparty with respect to its respective Specified Hedge Contracts, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents or the rights of any Swap Counterparty to collect the full amounts owing to it under its Specified Hedge Contracts.

(h)    This Agreement. From and after the Effective Date, all references to the Forbearance Agreement shall mean the Forbearance Agreement as amended by this Agreement, and all references to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(i)    Further Advances and Continuations and Conversions. The Borrower and each other party hereto hereby acknowledges and agrees that (i) existing Advances may not be continued as, or be converted into, Eurodollar Rate Advances, and (ii) no Lender shall have any obligation to make additional Advances, and the Issuing Lender shall not be required to issue, increase or extend any Letter of Credit, in each case, until the Specified Events of Default and all other Defaults, if any, have been permanently waived in writing by the Lenders (it being understood that none of the Lenders are obligated to grant any such waiver) and such other conditions as required under the Credit Agreement have been met.

(j)    Lenders’ and Swap Counterparties’ Rights. The Lenders and the Swap Counterparties, except as expressly set forth in the Forbearance Agreement, as amended by this Agreement, (A) expressly retain and reserve all their rights and remedies available to them at any time (including, without limitation, (i) the right to declare the Advances, all interest thereon, and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon each Advance, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, (ii) the right to charge a default rate of interest as set forth in the Credit Agreement, (iii) the right to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower and any other Loan Party now or hereafter existing under the Credit Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under the Credit Agreement or such other Loan Document and although such obligations may be unmatured, (iv) the right to terminate their respective Specified Hedge Contracts in accordance with the terms thereof, and (v) the right to engage additional counsels and other advisors at the Borrower’s expense and without any further notice, except for the notice, if any, required under the Credit Agreement or applicable law; and (B) do not waive the Specified Events of Default or agree to forbear from any rights or remedies with respect thereto; any such waiver or forbearance, or any extension of the forbearance provided hereunder, if done, would only be effective to the extent, and subject to terms and conditions, set forth in a separate written instrument executed and delivered by all the Lenders or the Required Lenders, as required under the Credit Agreement.

(k)    Tolling of Statute of Limitations. The Borrower and the Guarantors acknowledge and agree that the running of any statutes of limitation or doctrine of laches applicable to any claims or causes of action that the Administrative Agent, the Lenders, or the Swap Counterparties may be entitled to take or bring in order to enforce their rights and remedies against any Loan Party (or any of its respective assets) is, to the fullest extent permitted by law, tolled and suspended during the period from the Effective Date until the Forbearance Termination Date.

(l)    Deposit Accounts and Securities Accounts. Notwithstanding any other term of the Credit Agreement, during the Forbearance Period, no Loan Party shall open a deposit account or securities account, or instruct that any deposit account or securities account is maintained for its benefit without the prior written consent of the Administrative Agent.

(m)    Hedge Terminations and Payments. The Borrower agrees that, until the Forbearance Termination Date, the Borrower shall not, nor shall it permit any of its Subsidiaries, to make any payment (other than monthly hedge settlement payments in the ordinary course of business and interest payments required under Section 8(c)(ii) of this Agreement) in respect of any Specified Hedge Contract, including any Specified Hedge Contract that has been subject to a Hedge Termination.  Notwithstanding any other term of the Credit Agreement, a termination of a Specified Hedge Contract or any transaction thereunder shall not be deemed to be a breach of any term of the Credit Agreement (including without limitation Section 5.15 thereof) so long as no enforcement action is taken or litigation is brought in connection with such termination or any other action is taken to collect amounts owing under such Specified Hedge Contract in connection with such termination (provided that a Swap Counterparty may demand payment of the close-out amount either under any swap termination agreement with the Borrower or any calculation notice required to be delivered in accordance with the terms of the applicable Specified Hedge Contract).

(n)    Mandatory Prepayments. For the avoidance of doubt, all parties agree and acknowledge that the mandatory prepayment requirements set forth in Section 2.05 of the Credit Agreement and the application of such payments in accordance with Section 7.06 of the Credit Agreement, in each case, remain in full force and effect, including without limitation the requirement that the Borrower prepay Advances and make deposits into the Cash Collateral Account to provide cash collateral for Letter of Credit Exposure, as applicable, in accordance with Section 2.05(b)(vi) of the Credit Agreement if Excess Cash exceeds $0 on any Excess Cash Test Date.

Section 9.    RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and each other Related Party of such Secured Party (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Loan Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 9 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 9. In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 9 shall survive the termination of this Agreement, the Credit Agreement and the other Loan Documents, the payment in full of the Obligations and the termination of the Commitments.

Section 10.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 11.    WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 12.    Miscellaneous.

(a)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original. Delivery of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)    NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, THE FORBEARANCE AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(c)    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent.

(d)    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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EXECUTED as of the date first set forth above.

BORROWER:

ABRAXAS PETROLEUM CORPORATION

By:             /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President and Chief Financial Officer

GUARANTORS:

ABRAXAS PROPERTIES INCORPORATED

By:              /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

SANDIA OPERATING CORP.

By:               /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

RAVEN DRILLING, LLC

By:              /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

SOCIÉTÉ GÉNÉRALE, as Administrative Agent,                                                                Issuing Lender, a Lender, and a Swap Counterparty

By:             /s/Max Sonnonstine

Name:       Max Sonnonstine

Title:         Director

TEXAS CAPITAL BANK, N.A., as a Lender

By:         /s/ Philip C. Jones

Name:     Philip C. Jones

Title:       Senior Vice President

CADENCE BANK, as a Lender

By:              /S/ Molly Zlotnik

Name:          Molly Zlotnik

Title:             Vice President

ZIONS BANCORPORATION, N.A. DBA AMEGY                                                                BANK, as a Lender

By:

Name:

Title:

CIT BANK, N.A. , as a Lender

By:     /s/ Jarryd Israel

Name: Jarryd Israel

Title:    Senior Vice President

ASSOCIATED BANK, N.A., as a Lender and as a Swap          Counterparty

By:        /s/Farhan Iqbal

Name:   Farhan Iqbal

Title:     Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

EAST WEST BANK, as a Lender and as a Swap  Counterparty

By:           /s/ Aaron Sizemore

Name:        Aaron Sizemore

Title:          First Vice President

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MORGAN STANLEY CAPITAL GROUP INC., as a Lender, as a Swap Counterparty, and as an Additional Lender Party

By:         /s/ Parker Corbin

Name:     Parker Corbin

Title:       Chariman, President, CEO

3